CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Amendment
to
Distributor Agreement: AVDIST1-021001
For
[*****]
This Amendment shall be effective as of the date of signature by the last party (“Effective Date”) and is by and between Avaya Inc. (“Avaya”) and ScanSource, Inc. dba ScanSource Catalyst (“Distributor”).
WHEREAS, Avaya and Distributor have executed a Distributor Agreement with Contract Reference Number AVDIST1-021001 dated August 16, 2002 as amended to include the Hosted Services Amendment dated April 27, 2016 and the Google Services Amendment dated April 27, 2016 (collectively the “Agreement”).
AND WHEREAS, the parties desire to amend the termination provisions in the Offer Definition Version 1.7 for OnAvaya —Google Cloud Platform 1.1.1 (“Hosted SAS”) applicable to Distributor’s purchase and resell of OnAvaya-IPOCC to [*****] solely for the End Users and quotes listed below:
End User    Quote Number
[*****]    [*****]

The following attachment is hereby incorporated by reference:

•	Offer Definition Version 1.7 for OnAvaya — Google Cloud Platform 1.1.1
NOW, THEREFORE, the parties agree as follows:

1.
Avaya hereby authorizes Distributor to pass through the following termination provisions to KBG with respect to their purchase of OnAvaya-IPOCC Services as described in the quote numbers for the End Users listed above from Distributor as authorized under the Distributor Agreement:

Distributor may terminate the order for the OnAvaya-IPOCC Services as described in the quote numbers listed above in accordance with the terms contained in the attached Offer Definition Version 1.7 for OnAvaya — Google Cloud Platform 1.1.1 under Sections 5.1 Termination for Cause and 5.2 Termination for Convenience and will be required to pay the Cancellation Fees as described in Section 4.5.3 Cancellation Fees.
Nothwithstanding the foregoing, Cancellation Fees will be waived in the event that Distributor cancels the order within [*****] of the 36 month offer term contained in the applicable quote for the order being cancelled.

2.
ENTIRE AGREEMENT. Except as explicitly modified herein, all terms, conditions and provisions of the Agreement and amendments thereto, shall continue in full force and effect. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control. Capitalized terms used in this Amendment but not defined will have the meanings given them in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives with the intent to be legally bound as of the Effective Date, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged.

Avaya Inc.	ScanSource, Inc. d/b/a ScanSource Catalyst
Signature: /s/ Ryan McDowell	Signature: /s/ David Hertwig
Printed Name: Ryan McDowell	Printed Name: David Hertwig
Title: DCAM	Title: President, ScanSource Catalyst
Date: March 13, 2017	Date: 3/13/17